                                                                    Exhibit 21.1


                        U.S. RESTAURANT PROPERTIES, INC.

                  LIST OF SUBSIDIARIES AS OF DECEMBER 31, 1998


The following sets forth a list of the registrants direct and indirect subsidiaries as of December 31, 1998 together with their state of organization.

         Subsidiary                                       State of Organization
         ----------                                       ---------------------
       USRP Managing, Inc.                                             Delaware
       USRP Renovation Corp.                                              Texas
       Restaurant Acquisition Corp.                                       Texas
       Restaurant Funding, Inc.                                           Texas
       Restaurant Contractor Corp.                                        Texas
       U.S. Restaurant Properties Operating L.P.                       Delaware
       Restaurant Property Partners, L.P.                                 Texas
       USRP (West Virginia) Partners, L.P.                                Texas
       Restaurant Renovation Partners, L.P.                               Texas
       U.S. Restaurant Properties Development, L.P.                       Texas
       USRP (Carolina), Ltd.                                              Texas
       USRP (Lincoln), Ltd.                                               Texas
       USRP (Norman), Ltd.                                                Texas
       USRP (Consolidating), LLC                                          Texas
       USRP (Dee Dee), LLC                                                Texas
       USRP (Sybra), LLC                                                  Texas
       USRP (Ribbit), LLC                                                 Texas
       USRP (Jones), LLC                                                  Texas
       USRP (Central Avenue), LLC                                         Texas
       USRP (Midon), LLC                                                  Texas
       USRP (Susi), LLC                                                   Texas
       USRP (Minnesota), LLC                                              Texas
       USRP (Acquisition), LLC                                            Texas
       USRP (Popeye's), LLC                                               Texas
       USRP (Finance), LLC                                                Texas
       USRP (Cal), LLC                                                    Texas
       USRP GP, LLC                                                       Texas
       USRP (San Antonio), Ltd.                                           Texas
       USRP (66), Ltd.                                                    Texas
       USRP (Austin), Ltd.                                                Texas
       USRP (Jones), LLC                                                  Texas
       USRP (Bob), LLC                                                    Texas
       USRP (Don), LLC                                                    Texas
       USRP (Fred), LLC                                                   Texas
       USRP (Illinois), LLC                                               Texas
       USRP (Jennifer), LLC                                               Texas
       USRP (Missouri), LLC                                               Texas
       USRP (St. Louis), LLC                                              Texas
       USRP (Sarah), LLC                                                  Texas
       USRP (Steve), LLC                                                  Texas
       USRP (Valerie), LLC                                                Texas
       USRP (Palma), LLC                                                  Texas
       USRP (Smyrna), LLC                                                 Texas
       USRP (Legend), LLC                                                 Texas
       USRP (Gold), LLC                                                   Texas
       USRP (Lavid), L.P.                                                 Texas

                        U.S. RESTAURANT PROPERTIES, INC.

         Subsidiary                                       State of Organization
         ----------                                       ---------------------
       USRP (CAP), Inc.                                                   Texas
       USRP (PAC), L.P.                                                   Texas
       USRP (T&C), LLC                                                    Texas
       USRP (Carroll), LLC                                                Texas
       USRP (BC), LLC                                                     Texas
       USRP (Fain 10), L.P.                                               Texas
       USRP (Hollis), LLC                                                 Texas
       USRP (Bill), LLC                                                   Texas
       USRP (Chris), LLC                                                  Texas
       USRP (Molly), LLC                                                  Texas
       USRP (Sandra), LLC                                                 Texas
       USRP (Pat), LLC                                                    Texas
       USRP (Kil), LLC                                                    Texas
       Oahu Terminal, LLC                                                 Texas
       Oahu Convenience Stores, LLC                                       Texas